UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2024

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The Board of Directors (the “Board”) of Harmony Biosciences Holdings, Inc. (the “Company”) appointed Kumar Budur, M.D., M.S., the Company’s Chief Medical Officer, to the title of Executive Vice President and Chief Medical & Scientific Officer (the “Appointment”), effective on May 1, 2024 (the “Effective Date”).  Biographical and other information required by Item 5.02(c)(2) and (3) of Form 8-K regarding Dr. Budur has been previously disclosed by the Company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2024, which information is incorporated herein by reference.

In connection with the Appointment, the Compensation Committee of the Board approved an increase to Dr. Budur’s annual base salary (from $500,000 to $575,000) effective as of the Effective Date.  Dr. Budur’s annual target bonus opportunity remains the same at 50% of his annual base salary. In addition, in connection with the Appointment, the Company will grant Dr. Budur a restricted stock unit (“RSU”) award covering 75,000 shares of the Company’s common stock, and an option award to purchase 75,000 shares of the Company’s common stock, each of which vest over four years, subject to Dr. Budur’s continued employment.

In connection with the Appointment, Dr. Budur’s employment arrangement was amended and is qualified in its entirety by reference to the full text of such original offer letter and subsequent letters, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Employment Letter between Harmony Biosciences, LLC, and Kumar Budur, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: May 3, 2024	By:	/s/ Jeffrey M. Dayno
Jeffrey M. Dayno
President, Chief Executive Officer and Director